Employee benefit plans - Rollforward of Plan Investment Assets (Details) - Foreign - Level 3 - Corporate bonds $ in Millions	12 Months Ended
Dec. 31, 2017 USD ($)
Change in fair value of plan assets
Fair value at beginning of period	$ 17
Transfers out of Level 3	(20)
Total gains included in plan assets	3
Fair value at end of period	0
Change in unrealized gains or (losses) for the period included in earnings (or changes in net assets) for assets held at the end of the reporting period	$ 0